SEMI
ANNUAL
REPORT


[GRAPHIC OMITTED]

                                                                   JUNE 30, 2002


MUTUAL SHARES FUND


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FRANKLIN(R) TEMPLETON(R) INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN  TEMPLETON.  WE ENCOURAGE OUR INVESTORS TO
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[PHOTO OMITTED]

DAVID J. WINTERS, CFA
PORTFOLIO MANAGER
MUTUAL SHARES FUND
PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER
FRANKLIN MUTUAL ADVISERS, LLC

[PHOTO OMITTED]
TIMOTHY M. RANKIN, CFA
ASSISTANT PORTFOLIO MANAGER
MUTUAL SHARES FUND

[PHOTO OMITTED]
DEBBIE TURNER, CFA
ASSISTANT PORTFOLIO MANAGER
MUTUAL SHARES FUND


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


SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: MUTUAL SHARES FUND SEEKS CAPITAL APPRECIATION, WITH INCOME AS A SECONDARY GOAL, BY INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS, BONDS AND CONVERTIBLE SECURITIES IN THE U.S. AND OTHER COUNTRIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Mutual Shares Fund covers the period ended June 30, 2002. In a difficult investment environment, Mutual Shares Fund - Class Z produced a -3.50% six-month cumulative total return as shown in the Performance Summary beginning on page 10. The Fund's results compared favorably with the Standard & Poor's 500 Composite Index (S&P 500), which returned -13.15% and the Lipper Multi-Cap Value Funds Average which returned -7.91% during the same period.(1) We believe our distinctive investment discipline enabled the Fund to outperform its benchmarks not only during the first half of 2002, but also over the longer term, including multiple business and economic cycles.

1. Sources: Standard & Poor's Micropal; Lipper Inc. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. As of 6/30/02, the Lipper Multi-Cap Value Funds Average consisted of 530 mutual funds. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 17.


CONTENTS

Shareholder Letter ........   1

Performance Summary .......  10

Financial Highlights &
Statement of Investments ..  12

Financial Statements ......  28

Notes to
Financial Statements ......  32

FUND CATEGORY

[GRAPHIC OMITTED]
Global
Growth
Growth & Income
Income
Tax-Free Income

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
6/30/02

[GRAPHIC OMITTED]

U.S.                       54.2%
U.K.                        7.9%
France                      3.6%
Canada                      2.5%
Spain                       2.0%
Switzerland                 2.0%
Japan                       1.5%
Germany                     1.2%
Netherlands                 0.9%
Bermuda                     0.9%
Irish Republic              0.7%
Other Countries             1.4%
U.S. Government Agencies
& Other Net Assets         21.2%

During the first six months of the year, many economic indicators were positive or improving, but not all of the economic news proved to be encouraging. In the U.S., after marked growth in the first quarter, the rate of economic expansion in the second quarter moderated and concerns about a "double-dip" recession emerged. The Federal Reserve Board continued to pursue a stimulative monetary policy as they left short-term interest rates unchanged during the first half of the year at 1.75%, the lowest rate in four decades. Faced with a fragile economy, wartime expenditures and lower growth in tax receipts, the U.S. deficit began to grow and the dollar weakened. Although the U.S. dollar's depreciation was not completely unexpected, its decline was surprisingly swift and sharp and was accompanied by a rapid decline in demand for U.S. securities by foreign investors.

Against this economic background, U.S. and European equity markets demonstrated substantial volatility. During the first half of 2002, the markets were also battered by an incessant barrage of damaging news. Negative news took many forms, but was marked by dramatic declines in technology, media and telecommunications, the same sectors that experienced meteoric rises in the late 1990s. Earnings warnings were also ubiquitous as many companies were forced to lower earnings guidance when previous expectations for a rapid profit recovery failed to materialize. Accusations of fraud, dubious accounting practices, questionable corporate governance practices, SEC investigations, liquidity issues and bankruptcy filings shook investors' confidence. Finally, latent worries of possible additional terrorist attacks and unrest in the Middle East contributed to an investment environment that lacked conviction and was fraught with investor unease. After a brief rally in early March, the

S&P 500 lost momentum and began a slide that culminated in a loss for the first half of 2002. Most major European equity markets followed a similar trend and had also fallen into negative territory by the end of the period.

With this difficult environment as a backdrop, Mutual Shares Fund's long-standing adherence to our value philosophy enabled the Fund to outperform. Our investment strategy is composed of three different, yet complementary prongs. First, we construct the bulk of our investment portfolio with a solid base of what we believe are undervalued equities. We seek to invest in fundamentally strong companies with healthy balance sheets, high-quality assets and shareholder-oriented management teams, whose stocks are trading at material discounts to our assessment of their intrinsic value. This strict value approach not only enhances the likelihood of upside potential, but it also helps minimize the risk of substantial declines -- as evidenced in this reporting period. Second, we endeavor to enhance the Fund's portfolio with carefully selected investments in distressed or bankrupt companies. Often, when companies are reorganized in bankruptcy, owners of the old securities are repaid in securities of the new, stronger company when it emerges. While bankruptcy investing is highly specialized, it has proven quite profitable for our shareholders over the years. Our third focus is to participate in risk arbitrage situations, but only in announced takeover deals. This area of investing, also highly specialized, can be attractive.

Some of the Fund's strongest performing securities during the period were quintessential value stocks we purchased when we believed they were selling at material discounts to their underlying value. British American Tobacco (BAT), a U.K.-based

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
6/30/02

                   % OF TOTAL
                   NET ASSETS
-----------------------------

Insurance               8.6%

Media                   7.9%

Banks                   6.3%

Tobacco                 5.6%

Pharmaceuticals         3.5%

Paper & Forest Products 3.3%

Oil & Gas               2.9%

Multiline Retail        2.6%

Real Estate             2.5%

Diversified
Telecommunication
Services                2.3%


company; Scripps, a newspaper publisher and cable programmer; Greenpoint Financial, a mortgage bank; and Altadis, a Spanish tobacco company, were four of our strongest performers during the six months ended June 30, 2002.

BAT, a classic example of a value stock, was the strongest contributor to Fund performance. The market turbulence during the first half of 2002 caused many investors to seek out defensive investments. BAT, and the whole tobacco industry, experienced multiple expansion due to the industry's attractive characteristics. During the period under review, BAT not only possessed a solid balance sheet, had a dividend yielding over 4% and generated substantial free cash flow, but it also occupied the number two global market share position. In an economic environment that was struggling to gain momentum, BAT was able to grow its earnings and its dividend payment. Furthermore, the new executive team was well-received by investors as the company's management appeared prepared to participate in industry consolidation if such a strategic move would create shareholder value.

Scripps, headquartered in Cincinnati, Ohio, was another solid performer. One of the oldest media companies in the U.S., Scripps owns and operates 21 newspapers, 10 television stations, and 4 cable networks including Home & Garden Television and Food Network. During the first half of 2002, the company demonstrated that it had successfully restructured and turned around its Denver newspaper division, a business that had previously been suffering losses. Its cable assets continued to generate material top-line growth, which also contributed to the stock's price appreciation. Finally, Scripps was buoyed by expectations that the Federal

Communications Commission may relax television station ownership regulation, which could usher in further consolidation and higher asset prices.

Greenpoint Financial operates two businesses, a New York area thrift and a national mortgage bank. During an ill-fated attempt to diversify in the late 1990s, Greenpoint purchased a manufactured home-lending business. This division began to generate significant losses when the economy softened and an inventory glut arose. Earlier this year, Greenpoint announced they would be shutting down their manufactured home-lending operations, thereby eliminating the associated losses. The market applauded this move and the stock promptly appreciated. Despite the stock's dramatic rise, we continued to believe Greenpoint's valuation was intriguing at period-end.

Altadis, another meaningful contributor, was formed in late 1999 when the French company Seita merged with the Spanish-based Tabacalera. Management has been generating material profit growth by identifying and realizing cost savings as they integrate the merged companies and rationalize redundant facilities. Since the merger, we believe Altadis has also exhibited acute financial discipline when they refused to overpay for a large German acquisition when it became available. Instead, Altadis opted to repurchase their own undervalued shares, further enhancing shareholder value.

Unfortunately, not every security we owned during the period behaved as well as we would have liked. Three of the Fund's poor performers were AT&T Wireless, Sprint and Adelphia Communications. AT&T Wireless disappointed the markets as their subscriber growth rate fell short of earlier projections and



TOP 10 HOLDINGS
6/30/02

COMPANY
SECTOR/INDUSTRY,          % OF TOTAL
COUNTRY                   NET ASSETS
------------------------------------

Berkshire Hathaway
Inc., A & B                     2.3%
INSURANCE, U.S.

White Mountains Insurance
Group Inc., Ord. & Restricted   1.9%
INSURANCE, U.S.

British American
Tobacco, Ord. & ADR             1.8%
TOBACCO, U.K.

Washington Post Co., B          1.8%
MEDIA, U.S.

Scripps Co., A                  1.8%
MEDIA, U.S.

Federated Department
Stores Inc.                     1.7%
MULTILINE RETAIL, U.S.

Altadis SA                      1.6%
TOBACCO, SPAIN

Kroger Co.                      1.6%
FOOD & DRUG RETAILING, U.S.

Lagardere SCA                   1.5%
MEDIA, FRANCE

Canary Wharf Group PLC         1.4%
REAL ESTATE, U.K.

their data revenues took longer to emerge than previously thought. Sprint was weighed down by the underperformance of Sprint PCS, a stock which tracks Sprint's domestic wireless business. Although we were too early in our investment of Adelphia's distressed bonds, we thought the debt securities continued to be interesting and we remained holders of this cable company at period-end.

We constantly monitor our portfolio, making adjustments where appropriate by buying securities we feel are a compelling value and selling investments that are no longer attractively priced. During the period, some of our largest purchases included Kroger, Bank of America and BMC Software. Kroger, the largest supermarket company in the U.S., was intriguing as it enjoys a solid balance sheet, ample free cash flow generation and enviable share in many of its markets. Bank of America, a superregional bank, is refocusing its operations by improving its balance sheet and narrowing its business mix. BMC, a leading provider of enterprise management software, has a strong balance sheet, generates free cash and has been a consistent purchaser of its shares.

Some of our largest sales during the reporting period included Telephone and Data Systems (TDS), AT&T, USA Interactive and Boise Cascade. We reduced our position in TDS after the management made an acquisition that, in our analysis, diluted shareholder value. We liquidated our position in AT&T after the company announced a deal to sell their cable assets to Comcast and we felt the stock was fully valued. We disposed of our USA Interactive position after the company sold the majority of its cable network assets and the stock had appreciated considerably. Finally, we took profits in Boise Cascade after the industry announced significant capacity reductions and the stock moved up nicely.

As we did during the euphoric bull market, and now through the brutal bear market, we will continue to adhere to our disciplined approach to investing because we believe it has enabled us to produce above-industry-average risk-adjusted returns for our shareholders over the long term. Although our investment approach is straightforward and time-tested, in practice it requires considerable expertise to execute. At Mutual Shares Fund, we attempt to capitalize on the market's vagaries by remaining focused on determining the true value of businesses and buying securities at material discounts to our estimate of the company's intrinsic value. We seek to build our portfolio of special situations based on the individual drivers of the securities' fundamentals as opposed to trying to predict overall market movements or trends. We believe our three-pronged approach of investing in undervalued common stocks with a willingness to be activists if necessary, investing in bankrupt and distressed companies and investing in arbitrage situations will continue to benefit our shareholders over time.

While the outlook for the major indexes during the remainder of 2002 is impossible to predict, the declines of the first half of the year and pervasive investor nervousness appeared poised to


[SIDEBAR]
"WE BELIEVE OUR THREE-PRONGED APPROACH OF INVESTING ... WILL CONTINUE TO BENEFIT OUR SHAREHOLDERS OVER TIME."

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------


continue into the third quarter. In these uncertain times, we are optimistic that ultimately the markets will present our investors with many opportunities, just as it has in past bear markets. At Mutual Shares Fund we believe our skill set and our large cash balance will prove to be rewarding for patient investors.

We appreciate your participation in Mutual Shares Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,

/S/DAVID J. WINTERS

David J. Winters, CFA
Portfolio Manager

/S/TIMOTHY M. RANKIN

Timothy M. Rankin, CFA
Assistant Portfolio Manager

/S/DEBBIE TURNER

Debbie Turner, CFA
Assistant Portfolio Manager


Mutual Shares Fund

--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS Z                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)         -$0.97         $18.47     $19.44
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income               $0.0405
Short-Term Capital Gain       $0.0589
Long-Term Capital Gain        $0.1966
                              -------
       Total                  $0.2960

CLASS A                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)         -$1.00         $18.37     $19.37
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income               $0.0350
Short-Term Capital Gain       $0.0589
Long-Term Capital Gain        $0.1966
                              -------
       Total                  $0.2905

CLASS B                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)         -$1.04          $18.08    $19.12
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income               $0.0302
Short-Term Capital Gain       $0.0589
Long-Term Capital Gain        $0.1966
                              -------
       Total                  $0.2857

CLASS C                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)         -$1.04          $18.22    $19.26
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income               $0.0250
Short-Term Capital Gain       $0.0589
Long-Term Capital Gain        $0.1966
                              -------
       Total                  $0.2805

CLASS R                        CHANGE         6/30/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)         -$0.98         $18.38     $19.36
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income               $0.0404
Short-Term Capital Gain       $0.0589
Long-Term Capital Gain        $0.1966
                              -------
       Total                  $0.2959

Past performance does not guarantee future results.

PERFORMANCE



CLASS Z                              6-MONTH   1-YEAR   5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)            -3.50%   -8.31%   49.92%         272.54%
Average Annual Total Return(2)        -3.50%   -8.31%    8.44%          14.06%
Value of $10,000 Investment(3)        $9,650   $9,169  $14,992         $37,254


                                                                      INCEPTION
CLASS A                              6-MONTH   1-YEAR   5-YEAR        (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            -3.70%   -8.67%   47.26%          78.28%
Average Annual Total Return(2)        -9.23%  -13.94%    6.77%           9.60%
Value of $10,000 Investment(3)        $9,077   $8,606  $13,877         $16,803


                                                                      INCEPTION
CLASS B                              6-MONTH   1-YEAR   3-YEAR         (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            -3.98%   -9.21%   11.49%          28.39%
Average Annual Total Return(2)        -7.76%  -12.63%    2.93%           6.77%
Value of $10,000 Investment(3)        $9,224   $8,737  $10,905         $12,563


                                                                      INCEPTION
CLASS C                              6-MONTH   1-YEAR   5-YEAR        (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            -3.98%   -9.23%   42.62%          72.00%
Average Annual Total Return(2)        -5.85%  -10.97%    7.15%          9.86%
Value of $10,000 Investment(3)        $9,415   $8,903  $14,121         $17,028


                                                       INCEPTION
CLASS R                                                (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                             -3.62%
Aggregate Total Return(4)                               -4.52%
Value of $10,000 Investment(3)                                         $9,548

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

MUTUAL SHARES FUND
Financial Highlights

                                                                                     CLASS Z
                                               ----------------------------------------------------------------------------
                                               SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2002   -----------------------------------------------------------
                                                 (UNAUDITED)      2001         2000         1999         1998         1997
                                               ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period .........     $19.44       $19.79       $20.43       $19.55       $21.30       $18.57
                                               ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income .......................        .18          .29          .34          .33          .53          .42
 Net realized and unrealized gains (losses) ..       (.85)         .95         2.23         2.55         (.46)        4.43
                                               ----------------------------------------------------------------------------
Total from investment operations .............       (.67)        1.24         2.57         2.88          .07         4.85
                                               ----------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................       (.04)        (.24)        (.70)        (.42)        (.53)        (.54)
 Net realized gains ..........................       (.26)       (1.35)       (2.51)       (1.58)       (1.29)       (1.58)
                                               ----------------------------------------------------------------------------
Total distributions ..........................       (.30)       (1.59)       (3.21)       (2.00)       (1.82)       (2.12)
                                               ----------------------------------------------------------------------------
Net asset value, end of period ...............     $18.47       $19.44       $19.79       $20.43       $19.55       $21.30
                                               ============================================================================
Total return* ................................    (3.50)%        6.32%       13.83%       14.95%         .45%       26.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............ $5,169,846   $5,465,075   $5,359,319   $5,571,867   $6,279,026   $7,918,986
Ratios to average net assets:
 Expenses(a) .................................       .75%**       .78%         .79%         .77%         .76%         .76%
 Expenses, excluding waiver and payments
  by affiliate(a) ............................       .75%**       .78%         .82%         .81%         .80%         .79%
 Net investment income .......................      1.80%**      1.40%        1.69%        1.58%        2.15%        1.92%
Portfolio turnover rate ......................     22.75%       52.98%       63.22%       66.24%       69.46%       49.61%

(a)Excluding dividend expense on
securities sold short, the ratios of
expenses and expenses, excluding waiver
and payments by affiliate to average net
assets, would have been:
Expenses .....................................       .75%**       .77%         .76%         .75%         .73%         .72%
Expenses, excluding waiver and payments by
 affiliate ...................................       .75%**       .77%         .79%         .79%         .77%         .75%



*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL SHARES FUND
Financial Highlights (CONTINUED)

                                                                           CLASS A
                                            ---------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                             JUNE 30, 2002                   YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------
                                              (UNAUDITED)+      2001+      2000+      1999+      1998       1997+
                                            ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......        $19.37     $19.73     $20.38     $19.50     $21.26     $18.56
                                            ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ....................           .07        .22        .27        .26        .40        .34
 Net realized and unrealized gains (losses)          (.78)       .95        2.22      2.54       (.41)      4.43
                                            ---------------------------------------------------------------------
Total from investment operations ..........          (.71)      1.17       2.49       2.80       (.01)      4.77
                                            ---------------------------------------------------------------------
Less distributions from:
 Net investment income ....................          (.03)      (.18)      (.63)      (.34)      (.46)      (.49)
 Net realized gains .......................          (.26)     (1.35)     (2.51)     (1.58)     (1.29)    (1.58)
                                            ---------------------------------------------------------------------
Total distributions .......................          (.29)     (1.53)     (3.14)     (1.92)     (1.75)     (2.07)
                                            ---------------------------------------------------------------------
Net asset value, end of period ............        $18.37     $19.37     $19.73     $20.38     $19.50     $21.26
                                            =====================================================================
Total return* .............................       (3.70)%      5.94%     13.42%     14.57%       .06%     26.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........    $1,666,488 $1,580,046 $1,283,230 $1,365,694 $1,509,647 $1,043,262
Ratios to average net assets:
 Expenses(a) ..............................         1.10%**    1.13%      1.14%      1.12%      1.11%      1.11%
 Expenses, excluding waiver and payments
  by affiliate(a) .........................         1.10%**    1.13%      1.17%      1.16%      1.15%      1.14%
 Net investment income ....................         1.47%**    1.05%      1.34%      1.23%      1.78%      1.58%
Portfolio turnover rate ...................        22.75%     52.98%     63.22%     66.24%     69.46%     49.61%

(a)Excluding dividend expense on securities
   sold short, the ratios of expenses
   and expenses, excluding waiver and payments
   by affiliate to average net assets,
   would have been:
   Expenses ...............................         1.10%**    1.12%      1.11%      1.10%      1.08%      1.07%
   Expenses, excluding waiver and payments
   by affiliate ...........................         1.10%**    1.12%      1.14%      1.14%      1.12%      1.10%



*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding.

MUTUAL SHARES FUND
Financial Highlights (CONTINUED)

                                                                                   CLASS B
                                                                 --------------------------------------------
                                                                 SIX MONTHS ENDED
                                                                  JUNE 30, 2002     YEAR ENDED DECEMBER 31,
                                                                                 ----------------------------
                                                                   (UNAUDITED)      2001      2000      1999+
                                                                 --------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................         $19.12     $19.56    $20.26    $19.50
                                                                 --------------------------------------------
Income from investment operations:
 Net investment income .......................................            .02        .08       .14       .09
 Net realized and unrealized gains (losses) ..................           (.77)       .95      2.20      2.55
                                                                 --------------------------------------------
Total from investment operations .............................           (.75)      1.03      2.34      2.64
                                                                 --------------------------------------------
Less distributions from:
 Net investment income .......................................           (.03)      (.12)     (.53)     (.30)
 Net realized gains ..........................................           (.26)     (1.35)    (2.51)    (1.58)
                                                                 --------------------------------------------
Total distributions ..........................................           (.29)     (1.47)    (3.04)    (1.88)
                                                                 --------------------------------------------
Net asset value, end of period ...............................         $18.08     $19.12    $19.56    $20.26
                                                                 ============================================
Total return* ................................................        (3.98)%      5.26%    12.69%    13.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................       $208,983   $126,579   $34,778   $21,634
Ratios to average net assets:
 Expenses(a) .................................................          1.75%**    1.78%     1.79%     1.77%
 Expenses, excluding waiver and payments by affiliate(a) .....          1.75%**    1.78%     1.82%     1.81%
 Net investment income .......................................           .97%**     .37%      .70%      .46%
Portfolio turnover rate ......................................         22.75%     52.98%    63.22%    66.24%

(a)Excluding dividend expense on securities sold short,
   the ratios of expenses and expenses, excluding waiver
   and payments by affiliate to average net assets,
   would have been:
   Expenses ..................................................          1.75%**    1.77%     1.76%     1.75%
   Expenses, excluding waiver and payments by affiliate ......          1.75%**    1.77%     1.79%     1.79%



*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

MUTUAL SHARES FUND
Financial Highlights (CONTINUED)

                                                                        CLASS C
                                            -----------------------------------------------------------------
                                            SIX MONTHS ENDED
                                              JUNE 30, 2002              YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------
                                               (UNAUDITED)+    2001+     2000+      1999+     1998      1997+
                                            -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......        $19.26    $19.63    $20.29     $19.41    $21.18    $18.56
                                            -----------------------------------------------------------------
Income from investment operations:
 Net investment income ....................           .03       .08       .14        .12       .28       .20
 Net realized and unrealized gains (losses)          (.79)      .95      2.20       2.53      (.43)     4.42
                                            -----------------------------------------------------------------
Total from investment operations ..........          (.76)     1.03      2.34       2.65      (.15)     4.62
                                            -----------------------------------------------------------------
Less distributions from:
 Net investment income ....................          (.02)     (.05)     (.49)      (.20)     (.33)     (.42)
 Net realized gains .......................          (.26)    (1.35)    (2.51)     (1.57)    (1.29)    (1.58)
                                            -----------------------------------------------------------------
Total distributions .......................          (.28)    (1.40)    (3.00)     (1.77)    (1.62)    (2.00)
                                            -----------------------------------------------------------------
Net asset value, end of period ............        $18.22    $19.26    $19.63     $20.29    $19.41    $21.18
                                            =================================================================
Total return* .............................       (3.98)%     5.26%    12.68%     13.87%    (.59)%    25.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........      $932,143  $885,658  $759,477   $890,712  $993,931  $636,838
Ratios to average net assets:
 Expenses(a) ..............................         1.74%**   1.78%     1.78%      1.76%     1.76%     1.76%
 Expenses, excluding waiver and payments
  by affiliate(a) .........................         1.74%**   1.78%     1.81%      1.80%     1.80%     1.79%
 Net investment income ....................          .84%**    .40%      .70%       .59%     1.12%      .92%
Portfolio turnover rate ...................        22.75%    52.98%    63.22%     66.24%    69.46%    49.61%

(a)Excluding dividend expense on securities
   sold short, the ratios of expenses
   and expenses, excluding waiver and
   payments by affiliate to average net assets,
   would have been:
   Expenses ...............................         1.74%**   1.77%     1.75%      1.74%     1.73%     1.72%
   Expenses, excluding waiver and payments
   by affiliate ...........................         1.74%**   1.77%     1.78%      1.78%     1.77%     1.75%



*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding.

MUTUAL SHARES FUND
Financial Highlights (CONTINUED)

                                                                      CLASS R
                                                                   ------------
                                                                   PERIOD ENDED
                                                                   JUNE 30, 2002
                                                                   (UNAUDITED)+
                                                                   ------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period .............................     $19.36
                                                                   ------------
Income from investment operations:
 Net investment income ...........................................        .20
 Net realized and unrealized losses ..............................       (.88)
                                                                   ------------
Total from investment operations .................................       (.68)
                                                                   ------------
Less distributions from:
 Net investment income ...........................................       (.04)
 Net realized gains ..............................................       (.26)
                                                                   ------------
Total distributions ..............................................       (.30)
                                                                   ------------
Net asset value, end of period ...................................     $18.38
                                                                   ============
Total return* ....................................................    (3.62)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................................     $4,526
Ratios to average net assets:
 Expenses(a) .....................................................      1.25%**
 Net investment income ...........................................      2.14%**
Portfolio turnover rate ..........................................     22.75%

(a)Excluding dividend expense on securities sold short, the
ratios of expenses to average net assets, would have been: .......      1.25%**

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class R shares was January 2, 2002.
++Based on average weighted shares outstanding.


                       See notes to financial statements.
16

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)


                                                                                     SHARES/
                                                                  COUNTRY           WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 70.3%
     AEROSPACE & DEFENSE .1%
     Honeywell International Inc. ..........................    United States        321,710      $   11,333,843
                                                                                                  --------------

     AUTOMOBILES .3%
     Ford Motor Co. ........................................    United States      1,560,000          24,960,000
                                                                                                  --------------

     BANKS 6.3%
     Bank of America Corp. .................................    United States      1,223,735          86,101,995
     Bank of Ireland .......................................   Irish Republic      4,221,511          52,447,863
    *Credit Suisse Group ...................................     Switzerland       1,330,360          42,237,198
     Fleet Boston Financial Corp. ..........................    United States      3,378,805         109,304,342
     Greenpoint Financial Corp. ............................    United States      1,084,902          53,268,688
*(R)+Nippon Investment LLC .................................        Japan         18,938,000          20,360,244
     Sovereign Bancorp Inc. ................................    United States      5,828,890          87,141,905
     U.S. Bancorp ..........................................    United States      2,226,640          51,992,044
                                                                                                  --------------
                                                                                                     502,854,279
                                                                                                  --------------

     BEVERAGES 1.8%
     Allied Domecq PLC .....................................   United Kingdom      6,554,600          42,985,652
     Brown-Forman Corp., A .................................    United States         66,230           4,642,723
     Brown-Forman Corp., B .................................    United States        946,100          65,280,900
     Pepsi Bottling Group Inc. .............................    United States      1,017,280          31,332,224
                                                                                                  --------------
                                                                                                     144,241,499
                                                                                                  --------------

    *BIOTECHNOLOGY .1%
     Immunex Corp. .........................................    United States        316,800           7,077,312
                                                                                                  --------------

     CHEMICALS 1.5%
     Akzo Nobel NV .........................................     Netherlands       1,717,823          74,799,336
     Syngenta AG ...........................................     Switzerland         729,118          43,823,017
                                                                                                  --------------
                                                                                                     118,622,353
                                                                                                  --------------

     COMMERCIAL SERVICES & SUPPLIES 2.1%
    *Alderwoods Group Inc. .................................    United States      1,111,060           8,510,720
    *Cendant Corp. .........................................    United States      3,595,084          57,089,934
    *Republic Services Inc. ................................    United States      3,902,550          74,421,628
     Waste Management Inc. .................................    United States      1,042,952          27,168,900
                                                                                                  --------------
                                                                                                     167,191,182
                                                                                                  --------------

   *+COMPUTERS & PERIPHERALS
     DecisionOne Corp. .....................................    United States        457,492             914,984
                                                                                                  --------------

     CONSTRUCTION MATERIALS .7%
     Martin Marietta Materials Inc. ........................    United States      1,417,450          55,280,550
                                                                                                  --------------

     DIVERSIFIED FINANCIALS 1.8%
     Bear Stearns Cos. Inc. ................................    United States        966,804          59,168,405
     Freddie Mac ...........................................    United States        129,700           7,937,640
     JP Morgan Chase & Co. .................................    United States        916,944          31,102,740
    *Principal Financial Group .............................    United States      1,410,695          43,731,545
                                                                                                  --------------
                                                                                                     141,940,330
                                                                                                  --------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                  COUNTRY           WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     DIVERSIFIED TELECOMMUNICATION SERVICES 2.3%
     BCE Inc. ..............................................       Canada          1,805,700      $   31,331,727
    *McLeodUSA Inc., wts., 4/16/07 .........................    United States        534,234              66,779
     Sprint Corp. FON Group ................................    United States      5,407,215          57,370,551
     TDC AS ................................................       Denmark         1,113,965          30,804,015
     Telephone & Data Systems Inc. .........................    United States      1,025,005          62,064,053
                                                                                                  --------------
                                                                                                     181,637,125
                                                                                                  --------------

     ELECTRIC UTILITIES 1.4%
     Constellation Energy Group Inc. .......................    United States        462,780          13,577,965
     E.ON AG ...............................................       Germany           663,027          38,633,358
     Endesa SA .............................................        Spain          2,127,676          30,909,886
     Endesa SA, ADR ........................................        Spain             91,345           1,308,061
    *PG & E Corp. ..........................................    United States        564,860          10,105,345
     PPL Corp. .............................................    United States        441,700          14,611,436
                                                                                                  --------------
                                                                                                     109,146,051
                                                                                                  --------------

    *ELECTRONIC EQUIPMENT & INSTRUMENTS .2%
     Thermo Electron Corp. .................................    United States      1,173,100          19,356,150
                                                                                                  --------------

    *FOOD & DRUG RETAILING 2.1%
     Kroger Co. ............................................    United States      6,430,960         127,976,104
     Safeway Inc. ..........................................    United States      1,475,700          43,075,683
                                                                                                  --------------
                                                                                                     171,051,787
                                                                                                  --------------

     FOOD PRODUCTS 2.3%
     Cadbury Schweppes PLC .................................   United Kingdom      4,324,602          32,398,590
     Groupe Danone .........................................       France            309,866          42,598,312
     Nestle SA .............................................     Switzerland         300,024          69,953,521
     Orkla ASA .............................................       Norway          1,823,390          35,232,007
                                                                                                  --------------
                                                                                                     180,182,430
                                                                                                  --------------

     HEALTH CARE PROVIDERS & SERVICES 1.9%
     CIGNA Corp. ...........................................    United States        569,685          55,498,713
    *Genesis Health Ventures Inc. ..........................    United States        496,885           9,982,420
    *Health Net Inc., A ....................................    United States        742,210          19,868,962
   *+Kindred Healthcare Inc. ...............................    United States      1,190,483          50,474,693
   *+Kindred Healthcare Inc., wts., Series A, 4/20/06 ......    United States        211,977           3,785,909
   *+Kindred Healthcare Inc., wts., Series B, 4/20/06 ......    United States        529,943           7,780,756
    *Rotech Healthcare Inc. ................................    United States         26,106             776,653
    *Rotech Medical Corp. ..................................    United States         57,427                 574
                                                                                                  --------------
                                                                                                     148,168,680
                                                                                                  --------------

     HOTELS RESTAURANTS & LEISURE 1.7%
   *+Fine Host Corp. .......................................    United States        784,457           7,766,124
     P & O Princess Cruises PLC ............................   United Kingdom      7,531,200          47,639,667
    *Park Place Entertainment Corp. ........................    United States      7,850,035          80,462,859
                                                                                                  --------------
                                                                                                    135,868,650
                                                                                                  --------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                  COUNTRY           WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
    *HOUSEHOLD DURABLES
     Bulova Corp. .........................................     United States         37,900      $      992,980
                                                                                                  --------------

     HOUSEHOLD PRODUCTS .8%
     Kimberly-Clark Corp. .................................     United States      1,063,415          65,931,730
                                                                                                  --------------

     INSURANCE 8.6%
    *Alleghany Corp. ......................................     United States        322,101          61,521,291
     Assurances Generales de France AGF ...................        France            383,798          17,632,815
    *Berkshire Hathaway Inc., A ...........................     United States          1,230          82,164,000
    *Berkshire Hathaway Inc., B ...........................     United States         44,965         100,451,810
     MBIA Inc. ............................................     United States        931,177          52,639,436
 *(R)Montpelier Re Holdings Ltd. ..........................        Bermuda           101,190           9,977,334
     Muenchener Rueckversicherungs-Gesellschaft ...........        Germany           156,530          37,023,915
     Old Republic International Corp. .....................     United States      2,520,295          79,389,292
 *(R)Olympus Re Holdings Ltd. .............................        Bermuda           202,380          21,591,922
     Partnerre Ltd. .......................................        Bermuda           780,700          38,215,265
    *Prudential Financial Inc. ............................     United States        611,900          20,412,984
    *Travelers Property Casualty ..........................     United States      1,144,920          20,265,084
    +White Mountains Insurance Group Inc. .................     United States        387,190         122,545,635
 (R)+White Mountains Insurance Group Inc. (Restricted) ....     United States         85,000          25,557,375
                                                                                                  --------------
                                                                                                    689,388,158
                                                                                                  --------------

    *MACHINERY .4%
     Joy Global Inc. ......................................     United States      1,501,069          26,628,964
 (R)+Lancer Industries Inc., B ............................     United States              3           4,357,549
                                                                                                  --------------
                                                                                                     30,986,513
                                                                                                  --------------

     MARINE .4%
     Peninsular & Oriental Steam Navigation Co. ...........    United Kingdom      8,525,284          31,317,158
                                                                                                  --------------

     MEDIA 8.0%
     Dow Jones & Co. Inc. .................................     United States        232,410          11,260,264
    *Fox Entertainment Group Inc., A ......................     United States      1,221,685          26,571,649
    *General Motors Corp., H ..............................     United States      2,946,009          30,638,494
    *Hispanic Broadcasting Corp., A .......................     United States         91,900           2,398,590
     Lagardere SCA ........................................        France          2,834,419         122,719,571
    *Liberty Media Corp., A ...............................     United States      9,402,169          94,021,690
     Meredith Corp. .......................................     United States      1,064,135          40,809,577
     Omnicom Group Inc. ...................................     United States        400,300          18,333,740
     Scripps Co., A .......................................     United States      1,850,775         142,509,675
    *TVMAX Holdings Inc. ..................................     United States        128,831           2,447,789
     Washington Post Co., B ...............................     United States        265,038         144,445,710
                                                                                                  --------------
                                                                                                     636,156,749
                                                                                                  --------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                  COUNTRY           WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     METALS & MINING .7%
     Anglo American PLC ....................................   United Kingdom      1,695,969      $   28,203,246
     Anglo American PLC, ADR ...............................   United Kingdom          2,300              37,605
*(R)+International Steel Group .............................    United States          1,446          14,460,000
     Newmont Mining Corp. ..................................    United States        566,300          14,910,679
                                                                                                  --------------
                                                                                                      57,611,530
                                                                                                  --------------

     MULTI-UTILITIES .7%
     Suez SA ...............................................       France          2,187,146          58,320,437
                                                                                                  --------------

     MULTILINE RETAIL 2.6%
    *Federated Department Stores Inc. ......................    United States      3,476,845         138,030,746
     May Department Stores Co. .............................    United States      2,003,520          65,975,914
                                                                                                  --------------
                                                                                                     204,006,660
                                                                                                  --------------

     OIL & GAS 2.9%
     Amerada Hess Corp. ....................................    United States        395,500          32,628,750
    *Apco Oil Corp. ........................................    United States          9,200                  --
     BP PLC ................................................   United Kingdom      2,726,205          22,896,366
     BP PLC, ADR ...........................................   United Kingdom        361,960          18,275,360
     Burlington Resources Inc. .............................    United States      1,428,825          54,295,350
     Conoco Inc. ...........................................    United States      3,481,970          96,798,766
     Pennzoil-Quaker State Co. .............................    United States        201,400           4,336,142
    *Southwest Royalties Inc., A ...........................    United States        123,013           3,690,380
                                                                                                  --------------
                                                                                                     232,921,114
                                                                                                  --------------

     PAPER & FOREST PRODUCTS 3.3%
     Abitibi-Consolidated Inc. .............................       Canada          9,880,987          91,085,172
     International Paper Co. ...............................    United States      2,331,270         101,596,747
     MeadWestvaco Corp. ....................................    United States      2,216,420          74,383,055
                                                                                                  --------------
                                                                                                     267,064,974
                                                                                                  --------------

     PHARMACEUTICALS 3.5%
     Bristol-Myers Squibb Co. ..............................    United States        716,800          18,421,760
     Daiichi Pharmaceutical Co. ............................        Japan          2,767,380          50,563,676
     ICN Pharmaceuticals Inc. ..............................    United States      3,276,435          79,322,491
     Merck & Co. Inc. ......................................    United States      1,308,350          66,254,844
     Schering-Plough Corp. .................................    United States        724,800          17,830,080
     Takeda Chemical Industries Ltd. .......................        Japan          1,121,860          49,232,301
                                                                                                  --------------
                                                                                                     281,625,152
                                                                                                  --------------

     REAL ESTATE 2.5%
    *Al-Zar Ltd. LP ........................................    United States            284                  --
   *+Alexander's Inc. ......................................    United States        383,200          29,429,760
    *Canary Wharf Group PLC ................................   United Kingdom     16,143,531         109,500,218
 *(R)Security Capital European Realty ......................     Luxembourg          685,950           9,656,461
     St. Joe Co. ...........................................    United States        853,035          25,608,110
     Ventas Inc. ...........................................    United States      1,778,665          22,677,979
                                                                                                  --------------
                                                                                                     196,872,528
                                                                                                  --------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                  COUNTRY           WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     ROAD & RAIL 1.7%
     Burlington Northern Santa Fe Corp. ....................    United States      1,208,355      $   36,250,650
     Canadian National Railway Co. .........................       Canada            424,710          22,351,100
     Florida East Coast Industries Inc., A .................    United States      1,912,160          48,377,648
     Florida East Coast Industries Inc., B .................    United States        410,211           9,763,022
     Railtrack Group PLC ...................................   United Kingdom      5,916,462          20,065,433
                                                                                                  --------------
                                                                                                     136,807,853
                                                                                                  --------------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS .5%
    *Agere Systems Inc., A .................................    United States      9,143,850          12,801,390
    *Agere Systems Inc., B .................................    United States      1,462,700           2,194,050
    *Integrated Device Technology Inc. .....................    United States        997,748          18,099,149
     Teradyne Inc. .........................................    United States        115,400           2,711,900
                                                                                                  --------------
                                                                                                      35,806,489
                                                                                                  --------------

    *SOFTWARE .7%
     BMC Software Inc. .....................................    United States      3,145,500          52,215,300
                                                                                                  --------------

     TEXTILES & APPAREL .4%
     Compagnie Financiere Richemont AG, A ..................     Switzerland         232,745           5,293,747
    *Jones Apparel Group Inc. ..............................    United States        682,130          25,579,875
                                                                                                  --------------
                                                                                                      30,873,622
                                                                                                  --------------

     TOBACCO 5.6%
     Altadis SA ............................................        Spain          6,145,155         126,840,621
     Altadis SA (Paris Listed) .............................        Spain            159,400           3,247,632
     British American Tobacco PLC ..........................   United Kingdom     13,248,348         142,366,328
     British American Tobacco PLC, ADR .....................   United Kingdom        104,250           2,230,950
     Gallaher Group PLC ....................................   United Kingdom      2,541,763          23,826,849
     Gallaher Group PLC, ADR ...............................   United Kingdom         40,000           1,494,000
     Philip Morris Cos. Inc. ...............................    United States      1,954,530          85,373,871
     UST Inc. ..............................................    United States      1,893,600          64,382,400
                                                                                                  --------------
                                                                                                     449,762,651
                                                                                                  --------------

    *WIRELESS TELECOMMUNICATION SERVICES .4%
     AT&T Wireless Services Inc. ...........................    United States      5,190,626          30,365,162
     U.S. Cellular Corp. ...................................    United States        206,875           5,264,969
                                                                                                  --------------
                                                                                                      35,630,131
                                                                                                  --------------

     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
        (COST $4,613,083,980)                                                                      5,614,118,934
                                                                                                  --------------

     PREFERRED STOCKS .3%
    *Genesis Health Ventures Inc., 6.00%, cvt., pfd. .......    United States          5,772             574,314
     Henkel KGAA, pfd. .....................................       Germany           337,672          23,210,448
    *McLeodUSA Inc., cvt., pfd. ............................    United States        241,090             904,087
                                                                                                  --------------
     TOTAL PREFERRED STOCKS (COST $22,044,789)                                                        24,688,849
                                                                                                  --------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                 PRINCIPAL
                                                                  COUNTRY         AMOUNT**           VALUE
-----------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES 2.3% Alderwoods Group Inc.:
        11.00%, 1/02/07 .....................................   United States $    3,838,600      $    3,876,986
        12.25%, 1/02/09 .....................................   United States     11,330,400          11,726,964
    +DecisionOne Corp., Term Loan ...........................   United States     16,766,121          14,251,202
     Eurotunnel Finance Ltd.:
        Equity Note, 12/31/03 ...............................  United Kingdom      7,369,442 GBP       5,447,946
        Participating Loan Note, 4/30/40 ....................  United Kingdom      1,482,000 GBP         824,513
     Eurotunnel PLC:
        12/31/25, Tier 3 ....................................  United Kingdom      9,998,539 GBP      10,058,585
        12/31/50, Resettable Advance R5 .....................  United Kingdom      6,389,662 GBP       4,285,357
        Stabilization Advance S8, Tier 1 ....................  United Kingdom      4,533,094 GBP       1,900,132
        Stabilization Advance S8, Tier 2 ....................  United Kingdom      3,556,175 GBP       1,409,331
     Eurotunnel SA:
        5.28%, 12/31/25, Tier 3 (Pibor) .....................      France          3,701,524 EUR       2,376,146
        12/31/25, Tier 3 (Libor) ............................      France         32,622,664 EUR      20,941,704
        12/31/50, Resettable Advance R4 .....................      France         36,176,315 EUR      15,720,134
        Stabilization Advance S6, Tier 1 (Pibor) ............      France          1,849,047 EUR         502,181
        Stabilization Advance S6, Tier 2 (Libor) ............      France          8,770,407 EUR       2,252,020
        Stabilization Advance S7, Tier 1 (Libor) ............      France          4,122,676 EUR       1,119,673
     HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06 ...........  United Kingdom      7,930,000           2,497,950
     Intermedia Communications Inc.:
        8.50%, 1/15/08 ......................................   United States      2,000,000             650,000
        8.60%, 6/01/08 ......................................   United States      2,620,000             851,500
        9.50%, 3/01/09 ......................................   United States      2,390,000             776,750
     Providian Financial Corp., senior note,
     cvt., zero cpn., 2/15/21 ...............................   United States     32,495,000           9,870,356
     Southwest Royalties Inc., 10.50%, 6/30/04 ..............   United States      8,200,000           8,200,000
     Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ............  United Kingdom      4,240,000           2,984,578
     Tyco International Group SA:
        6.375%, 2/15/06 .....................................    Luxembourg       18,610,000          15,004,312
        6.125%, 11/01/08 ....................................    Luxembourg        7,960,000           6,149,100
        6.125%, 1/15/09 .....................................    Luxembourg        2,060,000           1,591,350
     Tyco International Ltd., cvt., zero cpn., 11/17/20 .....      Bermuda         5,950,000           3,685,965
     Xerox Credit Corp.:
        0.80%, 12/16/02 .....................................   United States  2,000,000,000 JPY      15,684,966
        1.50%, 6/06/05 ......................................   United States  2,200,000,000 JPY      12,940,097
        2.00%, 6/06/07 ......................................   United States  1,200,000,000 JPY       6,607,709
                                                                                                  --------------
     TOTAL CORPORATE BONDS & NOTES (COST $184,111,322)                                               184,187,507
                                                                                                  --------------

    *BONDS & NOTES IN REORGANIZATION 5.8%
     Adelphia Communications Corp.:
        9.25%, 10/01/02 .....................................   United States      3,740,000           1,477,300
        7.50%, 1/15/04 ......................................   United States      3,750,000           1,500,000
        10.50%, 7/15/04 .....................................   United States      5,820,000           2,357,100
        10.25%, 11/01/06 ....................................   United States     11,095,000           4,438,000
        9.875%, 3/01/07 .....................................   United States      2,685,000           1,087,425
        8.375%, 2/01/08 .....................................   United States     12,285,000           4,975,425
        7.75%, 1/15/09 ......................................   United States      7,230,000           2,892,000
        7.875%, 5/01/09 .....................................   United States      3,985,000           1,554,150

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                 PRINCIPAL
                                                                  COUNTRY         AMOUNT**           VALUE
-----------------------------------------------------------------------------------------------------------------
    *BONDS & NOTES IN REORGANIZATION (CONT.)
     Adelphia Communications Corp. (cont.)
        9.375%, 11/15/09                                        United States $    2,840,000      $    1,164,400
        10.875%, 10/01/10                                       United States        927,000             370,800
        10.25%, 6/15/11                                         United States      9,110,000           3,780,650
        cvt., 6.00%, 2/15/06                                    United States     49,687,000           4,471,830
        cvt., 3.25%, 5/01/21                                    United States      5,690,000             512,100
     Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11        United States        775,000              48,825
     Century Communications Corp., zero cpn., 3/15/03           United States      9,620,000           2,934,100
     Comdisco Inc.:
        6.13%, 8/01/01                                          United States     16,060,000          13,249,500
        7.23%, 8/16/01                                          United States      3,750,000           3,131,250
        6.65%, 11/13/01                                         United States      3,000,000           2,520,000
        6.375%, 11/30/01                                        United States      9,250,000           7,492,500
        6.00%, 1/30/02                                          United States     18,915,000          15,794,025
        5.95%, 4/30/02                                          United States     27,155,000          22,402,875
        6.125%, 1/15/03                                         United States      3,425,000           2,842,750
        9.50%, 8/15/03                                          United States      4,650,000           3,906,000
        Revolver                                                United States      9,328,000           7,742,240
     Dow Corning Corp.:
        8.55%, 3/01/01                                          United States        500,000             830,000
        9.38%, 2/01/08                                          United States      2,170,000           4,057,900
        8.15%, 10/15/29                                         United States      5,280,000           8,764,800
        9.50%, 8/10/95                                          United States      1,250,000           2,356,250
        Bank Claim                                              United States      1,000,000           1,450,000
        Bank Claim #2                                           United States      1,391,595           2,212,636
        Bank Debt                                               United States      2,738,952           3,971,480
        Bank Debt                                               United States    600,000,000 JPY       7,959,286
        Bank Debt #1                                            United States      7,500,000          10,875,000
     Enron Corp.:
        FRN, .6788%, 6/18/03                                    United States    400,000,000 JPY         383,781
        144A, 8.00%, 8/15/05                                    United States      4,884,000             976,800
     Enron Corp. Trust II, 144A, 7.375%, 5/15/06                United States      3,778,000             755,600
     Frontier Corp., 7.25%, 5/15/04                             United States      2,350,000             293,750
     Genesis Health Ventures Inc., zero cpn., 9/15/04           United States          5,525               5,525
     Global Crossing Holdings Ltd.:
        9.125%, 11/15/06                                        United States     12,445,000             186,675
        9.625%, 5/15/08                                         United States      6,200,000              93,000
        9.50%, 11/15/09                                         United States     10,220,000             153,300
        Revolver                                                United States     26,865,191           4,970,060
        Term Loan                                               United States     18,985,000           3,512,225
     Global Crossing Ltd., 6.00% 10/15/03                       United States      2,200,000             275,000
     Harnischfeger Industries Inc.:
        8.90%, 3/01/22                                          United States      6,565,000             393,900
        8.70%, 6/15/22                                          United States      6,004,000             360,240
        7.25%, 12/15/25                                         United States      8,965,000             537,900
        6.875%, 2/15/27                                         United States      7,663,000             459,780
        Stipulated Bank Claim                                   United States      9,933,950             596,037

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                 PRINCIPAL
                                                                  COUNTRY         AMOUNT**           VALUE
-----------------------------------------------------------------------------------------------------------------
    *BONDS & NOTES IN REORGANIZATION (CONT.)
     Integrated Health Services Inc.:
        Revolver ...........................................    United States $   15,195,924      $    1,443,613
        Tranche B, Term Loan ...............................    United States     11,230,949           1,066,940
        Tranche C, Term Loan ...............................    United States      1,407,988             133,759
     Laidlaw Inc.:
        7.70%, 8/15/02 .....................................       Canada         11,650,000           7,252,125
        7.05%, 5/15/03 .....................................       Canada          7,120,000           4,521,200
        6.65%, 10/01/04 ....................................       Canada          1,820,000           1,119,300
        7.875%, 4/15/05 ....................................       Canada          6,565,000           4,037,475
        6.50%, 5/01/05 .....................................       Canada          5,560,000           3,391,600
        7.65%, 5/15/06 .....................................       Canada          3,945,000           2,524,800
        6.70%,  5/01/08 ....................................       Canada          4,965,000           3,028,650
        8.75%, 4/15/25 .....................................       Canada          6,260,000           3,912,500
        6.72%, 10/01/27 ....................................       Canada         13,910,000           8,554,650
        Revolver ...........................................       Canada         30,676,090          19,862,768
     Metromedia Fiber Network Inc.:
        14.00%, 3/15/07 ....................................    United States     40,151,000          10,840,770
        10.00%, 11/15/08 ...................................    United States     26,680,000             400,200
        senior note, 10.00%, 12/15/09 ......................    United States     27,413,000             411,195
        senior note, 10.00%, 12/15/09 ......................    United States     12,625,000 EUR         249,368
     NTL Communications Corp.:
        12.75%, 4/15/05 ....................................   United Kingdom      4,755,000           1,474,050
        9.25%, 11/15/06 ....................................   United Kingdom      6,960,000 EUR       2,062,100
        10.00%, 2/15/07 ....................................   United Kingdom      9,347,000           2,804,100
        12.375%, 2/01/08 ...................................   United Kingdom      7,580,000 EUR       2,245,793
        11.50%, 10/01/08 ...................................   United Kingdom     17,773,000           5,331,900
        9.875%, 11/15/09 ...................................   United Kingdom      8,155,000 EUR       2,416,153
        11.875%, 10/01/10 ..................................   United Kingdom      6,210,000           1,676,700
        cvt., 7.00%, 2/15/08 ...............................   United Kingdom     21,010,000           5,357,550
        Series B, 12.375%, 10/01/08 ........................   United Kingdom      6,804,000           1,394,820
        Series B, 9.75%, 4/15/09 ...........................   United Kingdom     25,054,000 GBP      11,106,041
        Series B, 11.50%, 11/15/09 .........................   United Kingdom     11,480,000 EUR       2,866,553
     NTL Inc.:
        9.75%, 4/01/08 .....................................   United Kingdom     32,390,000           8,745,300
        cvt., 5.75%, 12/15/09 ..............................   United Kingdom     32,650,000           4,897,500
        Series B, 11.50%, 2/01/06 ..........................   United Kingdom     16,973,000           5,091,900
        Series B, 9.50%, 4/01/08 ...........................   United Kingdom      7,115,000 GBP       3,253,513
        Series B, 10.75%, 4/01/08 ..........................   United Kingdom     29,240,000 GBP      13,370,728
     Owens Corning, Revolver ...............................    United States     33,434,359          22,902,536
     PG & E Corp.:
        5.00%, 1/31/03 .....................................    United States      3,606,916           3,606,916
        7.375%, 11/01/05 ...................................    United States     36,340,000          36,521,700
        Commercial Paper, 1/18/01 ..........................    United States      1,465,000           1,435,700
        Commercial Paper, 1/30/01 ..........................    United States        735,000             720,300
        Commercial Paper, 2/16/01 ..........................    United States      2,200,000           2,156,000
        FRN, 144A, 7.575%, 10/31/01 ........................    United States     12,650,000          12,460,250
        MTN, 5.94%, 10/07/03 ...............................    United States      1,825,000           1,697,250

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                 PRINCIPAL
                                                                  COUNTRY         AMOUNT**           VALUE
-----------------------------------------------------------------------------------------------------------------
    *BONDS & NOTES IN REORGANIZATION (CONT.)
     Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17 ....   United States $      385,000      $       24,255
     Safety Kleen Corp.:
        9.25%, 5/15/09 ......................................   United States      1,085,000              32,550
        Revolver ............................................   United States      9,200,677           5,060,372
        Term Loan ...........................................   United States        966,465 CAD         225,587
        Term Loan A .........................................   United States      8,948,604           4,742,760
        Term Loan B .........................................   United States      8,850,843           4,690,947
        Term Loan C .........................................   United States      8,850,843           4,690,947
     Safety Kleen Services, 9.25%, 6/01/08 ..................   United States         85,000               1,913
     Southern California Edison Co.:
        7.20%, 11/03/03 .....................................   United States     19,342,000          19,825,550
        6.375%, 1/15/06 .....................................   United States      1,090,000           1,051,850
        7.125%, 7/15/25 .....................................   United States        905,000             823,550
     Williams Communications Inc.:
        Term Loan ...........................................   United States      8,946,242           6,262,370
        Term Loan A .........................................   United States      3,623,662           2,536,563
     WorldCom Inc.:
        8.25%, 5/15/10 ......................................   United States     14,920,000           2,461,800
        7.375%, 1/15/11 .....................................   United States     29,321,000           5,864,200
        7.50%, 5/15/11 ......................................   United States     23,095,000           3,579,725
        8.25%, 5/15/31 ......................................   United States      1,125,000             182,813
     WorldCom Inc. - MCI Group:
        6.50%, 4/15/10 ......................................   United States      1,900,000             589,000
        7.125% 6/15/27 ......................................   United States        985,000             344,750
                                                                                                  --------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $507,523,511)                                       460,413,938
                                                                                                  --------------


                                                                              SHARES/PRINCIPAL
                                                                                  AMOUNT**
                                                                             -------------------
     COMPANIES IN LIQUIDATION .2%
   *+City Investing Company Liquidating Trust ...............   United States      4,373,476           8,397,074
   *+MBOP Liquidating Trust .................................   United States        574,712             287,356
     Peregrine Investments Holdings Ltd.:
        6.70%, 1/15/98 ......................................     Hong Kong          500,000              12,500
        2.60%, 6/30/00 ......................................     Hong Kong      250,000,000 JPY         135,575
        cvt., 4.50%, 12/01/14 ...............................     Hong Kong       22,710,000           3,065,850
        zero cpn., 1/22/98 ..................................     Hong Kong       95,000,000 JPY          51,518
    *Roeser & Pendelton Liquidating Trust ...................   United States          2,800               5,015
     United Companies Financial Corp., Revolver .............   United States     45,581,514             455,815
                                                                                                  --------------
     TOTAL COMPANIES IN LIQUIDATION (COST $681,334) .........                                         12,410,703
                                                                                                  --------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                 PRINCIPAL
                                                                  COUNTRY          AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------
     GOVERNMENT AGENCIES 19.9%
     Federal Home Loan Bank, 1.670% to 3.777%, with
     maturities to 5/15/03 ..................................  United States  $  374,954,000      $  372,399,489
    bFederal Home Loan Mortgage Corp., 1.870% to 3.875%,
     with maturities to 6/25/03 .............................  United States     452,028,000         449,334,243
     Federal National Mortgage Association, 1.70% to 3.70%,
     with maturities to 5/30/03 .............................  United States     765,522,000         760,972,795
     U.S. Treasury Bill, 1.775%, 12/12/02 ...................  United States       9,000,000           8,932,347
                                                                                                  --------------
     TOTAL GOVERNMENT AGENCIES (COST $1,588,688,632) ........                                      1,591,638,874
                                                                                                  --------------


                                                                                  SHARES
                                                                              --------------
   +aSHORT TERM INVESTMENTS (COST $167,656,758) 2.1%
     Franklin Institutional Fiduciary Trust Money
     Market Portfolio .......................................  United States     167,656,758         167,656,758

     TOTAL INVESTMENTS (COST $7,083,790,326) 100.9% .........                                      8,055,115,563
     OPTIONS WRITTEN ........................................                                           (224,730)
     SECURITIES SOLD SHORT (.1)% ............................                                         (8,286,224)
     NET EQUITY IN FORWARD CONTRACTS (1.5)% .................                                       (118,627,721)
     OTHER ASSETS, LESS LIABILITIES .7% .....................                                         54,009,379
                                                                                                  --------------
     TOTAL NET ASSETS 100.0% ................................                                     $7,981,986,267
                                                                                                  ==============

     SECURITIES SOLD SHORT
     ISSUER                                                       COUNTRY         SHARES              VALUE
----------------------------------------------------------------------------------------------------------------
     Amgen Inc. .............................................   United States        139,300      $    5,833,884
     Univision Communications Inc., A .......................   United States         78,100           2,452,340
                                                                                                  --------------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $9,651,364) ......                                     $    8,286,224
                                                                                                  ==============

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


     OPTIONS WRITTEN
     ISSUER                                                        COUNTRY        CONTRACTS             VALUE
-----------------------------------------------------------------------------------------------------------------
     Integrated Device Technology Inc., Aug.17.5 Puts ......    United States        454          $       86,260
     Integrated Device Technology Inc., Jul. 17.5 Puts .....    United States        227                  27,240
     Integrated Device Technology Inc., Jul. 20 Puts .......    United States        454                 111,230
                                                                                                  --------------
     TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $190,442) ....                                      $      224,730
                                                                                                  ==============

     CURRENCY ABBREVIATIONS:
     CAD -- Canadian Dollar
     EUR -- European Unit
     GBP -- British Pound
     JPY -- Japanese Yen

     *Non-income producing.
     **Securities denominated in U.S. dollars unless otherwise indicated.
     aSee note 3 regarding investments in the "Sweep Money Fund."
     bSee note 1(e) regarding securities segregated with broker for securities sold short.
     (R)See note 7 regarding restricted securities.
     +See note 8 regarding holdings of 5% voting securities.

                       See notes to financial statements.

MUTUAL SHARES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $6,773,737,392) ..............................  $7,577,090,144
  Non controlled affiliates (cost $310,052,934) ...........................     478,025,419 $8,055,115,563
                                                                             --------------
 Cash .....................................................................                      2,412,899
 Foreign currency, at value (cost $5,728,377) .............................                      5,838,904
 Receivables:
  Investment securities sold ..............................................                     80,005,537
  Capital shares sold .....................................................                     11,012,662
  Dividends and interest ..................................................                     11,395,493
 Unrealized gain on forward exchange contracts (Note 6) ...................                        428,153
 Deposits with broker for securities sold short ...........................                      5,533,101
                                                                                            --------------
      Total assets ........................................................                  8,171,742,312
                                                                                            --------------
Liabilities:
 Payables:
  Investment securities purchased .........................................                     42,281,126
  Capital shares redeemed .................................................                     11,250,137
  To affiliates ...........................................................                      8,160,713
 Options written, at value (premiums received $190,442) ...................                        224,730
 Securities sold short, at value (proceeds $9,651,364) ....................                      8,286,224
 Unrealized loss on forward exchange contracts (Note 6) ...................                    119,055,874
 Accrued expenses .........................................................                        497,241
                                                                                            --------------
      Total liabilities ...................................................                    189,756,045
                                                                                            --------------
Net assets, at value ......................................................                 $7,981,986,267
Net assets consist of:
 Undistributed net investment income ......................................                 $   51,767,292
 Net unrealized appreciation ..............................................                    854,288,990
 Accumulated net realized gain ............................................                    156,145,997
 Capital shares ...........................................................                  6,919,783,988
                                                                                            --------------
Net assets, at value ......................................................                 $7,981,986,267
                                                                                            ==============

MUTUAL SHARES FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2002 (UNAUDITED)


CLASS Z:
 Net asset value and maximum offering price per share ($5,169,845,995 / 279,955,894
 shares outstanding) ...................................................................            $18.47
                                                                                            ==============
CLASS A:
 Net asset value per share ($1,666,487,602 / 90,704,169 shares outstanding) ............            $18.37
                                                                                            ==============
 Maximum offering price per share ($18.37 / 94.25%) ....................................            $19.49
                                                                                            ==============
CLASS B:
 Net asset value and maximum offering price per share ($208,983,203 / 11,560,990
 shares outstanding)* ..................................................................            $18.08
                                                                                            ==============
CLASS C:
 Net asset value per share ($932,143,196 / 51,166,959 shares outstanding)* .............            $18.22
                                                                                            ==============
 Maximum offering price per share ($18.22 / 99.00%) ....................................            $18.40
                                                                                            ==============
CLASS R:
 Net asset value and maximum offering price per share ($4,526,271 / 246,211 shares
 outstanding)* .........................................................................            $18.38
                                                                                            ==============


*Redemption price per share is equal to net asset value less any applicable sales charge.


                       See notes to financial statements.

MUTUAL SHARES FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $3,009,181)
 Dividends .................................................................   $  56,472,855
 Interest ..................................................................      48,647,918
                                                                               --------------
      Total investment income ..............................................                 $ 105,120,773
Expenses:
 Management fees (Note 3) ..................................................      24,084,908
 Administrative fees (Note 3) ..............................................       3,192,340
 Distribution fees (Note 3)
  Class A ..................................................................       2,959,990
  Class B ..................................................................         852,321
  Class C ..................................................................       4,600,751
  Class R ..................................................................           4,480
 Transfer agent fees (Note 3) ..............................................       2,714,700
 Custodian fees ............................................................         266,200
 Reports to shareholders ...................................................         177,600
 Registration and filing fees ..............................................          78,100
 Professional fees .........................................................         141,500
 Directors' fees and expenses ..............................................         112,800
 Other .....................................................................           1,000
                                                                               --------------
      Total expenses .......................................................                    39,186,690
                                                                                             --------------
           Net investment income ...........................................                    65,934,083
                                                                                             --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................................     195,082,934
  Foreign currency transactions ............................................     (20,652,827)
                                                                               --------------
      Net realized gain ....................................................                   174,430,107
 Net unrealized depreciation on:
  Investments ..............................................................    (418,785,258)
  Translation of assets and liabilities denominated in foreign currencies ..    (122,235,727)
                                                                               --------------
      Net unrealized depreciation ..........................................                  (541,020,985)
                                                                                             --------------
Net realized and unrealized loss ...........................................                  (366,590,878)
                                                                                             --------------
Net decrease in net assets resulting from operations .......................                 $(300,656,795)
                                                                                             ==============



                       See notes to financial statements.

MUTUAL SHARES FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2001

                                                                           SIX MONTHS ENDED   YEAR ENDED
                                                                            JUNE 30, 2002  DECEMBER 31, 2001
                                                                           ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................   $   65,934,083  $  97,056,132
  Net realized gain from investments and foreign currency transactions ..      174,430,107    394,615,777
  Net unrealized depreciation on investments and translation of assets and
 liabilities denominated in foreign currencies ..........................     (541,020,985)   (40,624,670)
                                                                           ---------------------------------
    Net increase (decrease) in net assets resulting from operations .....     (300,656,795)   451,047,239
Distributions to shareholders from:
 Net investment income:
  Class Z ...............................................................      (11,211,187)   (65,590,209)
  Class A ...............................................................       (3,111,499)   (13,394,088)
  Class B ...............................................................         (333,742)      (617,527)
  Class C ...............................................................       (1,256,638)    (2,259,605)
  Class R ...............................................................           (8,647)            --
 Net realized gains:
  Class Z ...............................................................      (70,731,936)  (362,534,231)
  Class A ...............................................................      (22,715,426)   (99,069,017)
  Class B ...............................................................       (2,823,384)    (6,428,626)
  Class C ...............................................................      (12,843,130)   (57,016,525)
  Class R ...............................................................          (53,464)            --
                                                                           ---------------------------------
Total distributions to shareholders .....................................     (125,089,053)  (606,909,828)
Capital share transactions (Note 2):
 Class Z ................................................................      (25,554,775)   198,887,530
 Class A ................................................................      175,700,298    334,452,503
 Class B ................................................................       95,116,002     97,155,453
 Class C ................................................................      100,284,711    145,921,289
 Class R ................................................................        4,827,918             --
                                                                           ---------------------------------
Total capital share transactions ........................................      350,374,154    776,416,775
   Net increase (decrease) in net assets ................................      (75,371,694)   620,554,186
Net assets:
 Beginning of period ....................................................    8,057,357,961  7,436,803,775
                                                                           ---------------------------------
 End of period ..........................................................   $7,981,986,267 $8,057,357,961
                                                                           =================================
Undistributed net investment income included in net assets:
 End of period ..........................................................   $   51,767,292 $    1,754,922
                                                                           =================================


                       See notes to financial statements.

MUTUAL SHARES FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

MUTUAL SHARES FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contracts' stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

F. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount is amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

MUTUAL SHARES FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were 1.9 billion shares authorized ($0.001 par value) of which 1 billion, 250 million, 200 million, 250 million and 200 million were designated as Class Z, Class A, Class B, Class C and Class R shares, respectively. Transactions in the Fund's shares were as follows:

                                                          SIX MONTHS ENDED                YEAR ENDED
                                                            JUNE 30, 2002              DECEMBER 31, 2001
                                                    ---------------------------------------------------------
                                                       SHARES       AMOUNT            SHARES      AMOUNT
                                                    ---------------------------------------------------------
CLASS Z SHARES:
Shares sold ......................................    5,216,108  $ 102,290,380      11,218,339 $ 230,382,151
Shares issued on reinvestment of distributions ...    3,813,425     72,035,242      18,975,814   373,690,833
Shares redeemed ..................................  (10,198,360)  (199,880,397)    (19,841,416) (405,185,454)
                                                    ---------------------------------------------------------
Net increase (decrease) ..........................   (1,168,827) $ (25,554,775)     10,352,737 $ 198,887,530
                                                    =========================================================

                                                          SIX MONTHS ENDED                YEAR ENDED
                                                            JUNE 30, 2002              DECEMBER 31, 2001
                                                    ---------------------------------------------------------
                                                       SHARES       AMOUNT            SHARES      AMOUNT
                                                    ---------------------------------------------------------
CLASS A SHARES:
Shares sold ......................................   19,204,112  $ 374,622,584      25,225,711 $ 516,510,218
Shares issued on reinvestment of distributions ...    1,295,939     24,363,693       5,469,136   107,137,183
Shares redeemed ..................................  (11,364,690)  (223,285,979)    (14,163,905) (289,194,898)
                                                    ---------------------------------------------------------
Net increase .....................................    9,135,361  $ 175,700,298      16,530,942 $ 334,452,503
                                                    =========================================================

MUTUAL SHARES FUND
Notes to Financial Statements (unaudited) (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                          SIX MONTHS ENDED                YEAR ENDED
                                                            JUNE 30, 2002              DECEMBER 31, 2001
                                                    ---------------------------------------------------------
                                                       SHARES       AMOUNT            SHARES      AMOUNT
                                                    ---------------------------------------------------------
CLASS B SHARES:
Shares sold ......................................    5,217,804  $ 100,503,052       4,912,351 $  98,775,151
Shares issued on reinvestment of distributions ...      159,515      2,951,024         345,523     6,606,648
Shares redeemed ..................................     (436,468)    (8,338,074)       (415,691)   (8,226,346)
                                                    ---------------------------------------------------------
Net increase .....................................    4,940,851  $  95,116,002       4,842,183 $  97,155,453
                                                    =========================================================

                                                          SIX MONTHS ENDED                YEAR ENDED
                                                            JUNE 30, 2002              DECEMBER 31, 2001
                                                    ---------------------------------------------------------
                                                       SHARES       AMOUNT            SHARES      AMOUNT
                                                    ---------------------------------------------------------
CLASS C SHARES:
Shares sold ......................................    7,513,228  $ 145,736,881      10,098,351 $ 204,253,536
Shares issued on reinvestment of distributions ...      709,631     13,227,539       2,856,543    55,833,840
Shares redeemed ..................................   (3,038,524)   (58,679,709)     (5,660,027) (114,166,087)
                                                    ---------------------------------------------------------
Net increase .....................................    5,184,335  $ 100,284,711       7,294,867 $ 145,921,289
                                                    =========================================================

                                                            PERIOD ENDED
                                                           JUNE 30, 2002*
                                                    ---------------------------
                                                         SHARES      AMOUNT
                                                    ---------------------------
CLASS R SHARES:
Shares sold                                             252,379  $   4,944,620
Shares issued on reinvestment of distributions            3,284         61,763
Shares redeemed                                          (9,452)      (178,465)
                                                    ---------------------------
Net increase                                            246,211  $   4,827,918
                                                    ===========================

*Effective date of Class R shares was January 2, 2002.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisors, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Franklin Advisers Inc. The fund earned $2,857,251 of dividend income from investment in the Sweep Money Fund.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund.

MUTUAL SHARES FUND
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE    AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
        0.150%      First $200 million
        0.135%      Over $200 million, up to and including $700 million
        0.100%      Over $700 million, up to and including $1.2 billion
        0.075%      Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, 1.00% and 0.50% per year of the average daily net asset of Class A, Class B, Class C and Class R shares, respectively. Distributors received net commissions from sales of those Fund shares, and received contingent deferred sales charges for the period of $795,126 and $67,949, respectively.


4. INCOME TAXES

At June 30, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                 Cost of investments .....................  $7,105,606,959
                                                            --------------
                 Unrealized appreciation .................   1,405,546,841
                 Unrealized depreciation .................    (456,038,237)
                                                            --------------
                 Net unrealized appreciation .............  $  949,508,604
                                                            ==============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sales of foreign currencies.

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $987,223. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividend paid deduction for tax purposes.

MUTUAL SHARES FUND
Notes to Financial Statements (unaudited) (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002, aggregated $1,782,691,049 and $1,474,146,824, respectively.

Transactions in options written during the period ended June 30, 2002 were as follows:

                                                     NUMBER
                                                   OF CONTRACTS     PREMIUM
                                                   -------------------------
        Options outstanding at December 31, 2001          --     $       --
        Options written                              186,573      1,033,395
        Options expired                             (150,099)      (547,945)
        Options exercised                            (35,339)      (295,008)
                                                   -------------------------
        Options outstanding at June 30, 2002           1,135     $  190,442
                                                   =========================


6. FORWARD EXCHANGE CONTRACTS

At June 30, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                    IN       SETTLEMENT       UNREALIZED
CONTRACTS TO BUY:                                              EXCHANGE FOR     DATE          GAIN (LOSS)
-----------------                                              -------------------------------------------
   31,441,885  Danish Krone ............................  U.S. $  4,019,741   7/16/02    U.S. $   156,440
    5,830,000  Canadian Dollars ........................          3,648,767   8/19/02             179,579
    4,765,000  Swiss Franc .............................          3,149,684   9/13/02              56,524
   19,204,750  Norwegian Krone .........................          2,500,000  10/15/02              18,977
      669,080  British Pounds ..........................            994,053  11/18/02              16,633
                                                               ------------                   ------------
                                                          U.S. $ 14,312,245                       428,153
                                                               ============                   ------------
        Unrealized gain on forward exchange contracts ..                                          428,153
                                                                                              ------------

CONTRACTS TO BUY:
   13,294,430  Swiss Franc .............................  U.S. $  2,218,456   9/13/02              (1,745)
      950,491  British Pounds ..........................          1,436,620  11/18/02                (847)
      825,000  European Unit ...........................            812,567  11/21/02              (2,811)
                                                               ------------                   ------------
                                                          U.S. $  4,467,643              U.S. $    (5,403)
                                                               ============                   ------------

MUTUAL SHARES FUND
Notes to Financial Statements (unaudited) (CONTINUED)


6. FORWARD EXCHANGE CONTRACTS  (CONT.)

                                                                   IN       SETTLEMENT       UNREALIZED
CONTRACTS TO SELL:                                            EXCHANGE FOR     DATE          GAIN (LOSS)
------------------                                           ---------------------------------------------
    79,827,774   European Unit .......................  U.S. $   70,998,236    7/8/02  U.S. $  (7,806,651)
   160,845,672   British Pounds ......................          234,878,724    7/8/02         (10,150,991)
   251,582,831   Danish Krone ........................           29,859,637   7/16/02          (3,556,156)
    93,250,379   European Unit .......................           81,240,418   8/15/02         (10,664,836)
    98,044,189   Canadian Dollars ....................           61,887,869   8/19/02          (2,494,142)
   137,452,280   European Unit .......................          127,739,999   8/21/02          (7,693,242)
   108,684,371   European Unit .......................           94,798,330   8/27/02         (12,260,882)
    57,168,465   British Pounds ......................           83,026,122   8/28/02          (3,796,226)
   112,278,863   Canadian Dollars ....................           73,076,504   8/30/02            (629,210)
    89,091,631   European Unit .......................           77,643,494    9/9/02         (10,065,032)
    82,165,631   Swiss Franc .........................           50,069,811   9/13/02          (5,216,674)
 3,447,962,459   Japanese Yen ........................           27,939,085   9/24/02            (963,288)
   101,510,126   European Unit .......................           89,273,911   9/25/02         (10,589,010)
   140,889,262   British Pounds ......................          200,209,501   9/25/02         (13,366,944)
    33,200,000   European Unit .......................           29,167,636  10/15/02          (3,465,875)
   268,298,912   Norwegian Krone .....................           30,461,468  10/15/02          (4,729,756)
    17,000,000   British Pounds ......................           24,378,000  11/18/02          (1,301,500)
    47,250,000   European Unit .......................           43,194,750  11/21/02          (3,176,322)
    95,311,286   Swiss Franc .........................           61,224,623  12/13/02          (3,005,639)
12,000,000,000   Japanese Yen ........................           97,815,127  12/24/02          (3,320,041)
 3,000,000,000   Japanese Yen ........................           24,646,730   3/24/03            (798,054)
                                                             --------------                 --------------
                                                        U.S. $1,613,529,975                  (119,050,471)
                                                             ==============                 --------------
    Unrealized loss on forward exchange contracts ....                                       (119,055,874)
                                                                                            --------------
       Net unrealized loss on forward exchange contracts                               U.S. $(118,627,721)
                                                                                            ==============

MUTUAL SHARES FUND
Notes to Financial Statements (unaudited) (CONTINUED)


7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2002 are as follows:

                                                                   ACQUISITION
NUMBER OF SHARES                             ISSUER                     DATE         COST          VALUE
-----------------------------------------------------------------------------------------------------------
      1,446   International Steel Group .........................     4/10/02   $14,460,000    $ 14,460,000
          3   Lancer Industries Inc., B .........................     8/11/89        43,590       4,357,549
    101,190   Montpelier Re Holdings Ltd. .......................    12/11/01    10,119,000       9,977,334
 18,938,000   Nippon Investment LLC .............................    12/28/01    18,938,000      20,360,244
    202,380   Olympus Re Holdings Ltd. ..........................    12/19/01    20,238,000      21,591,922
    685,950   Security Capital European Realty ..................      4/8/98    13,719,000       9,656,461
     85,000   White Mountains Insurance Group Inc. (Restricted) .     8/24/01    17,000,000      25,557,375
                                                                                               ------------
TOTAL RESTRICTED SECURITIES (1.33% OF NET ASSETS) ...............                              $105,960,885
                                                                                               ============

MUTUAL SHARES FUND
Notes to Financial Statements (unaudited) (CONTINUED)


8. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as an investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", including dividends and interest income at June 30, 2002 were as shown below.

                                 NUMBER OF                            NUMBER OF
                                 SHARES OR                            SHARES OR
                                 PRINCIPAL                            PRINCIPAL                                    REALIZED
                                AMOUNT HELD      GROSS       GROSS    AMOUNT HELD        VALUE   INVESTMENT INCOME CAPITAL
NAME OF ISSUER              DECEMBER 31, 2001 ADDITIONS   REDUCTIONS JUNE 30, 2002 JUNE 30, 2002   1/1/02-6/30/02    GAIN
---------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Alexander's Inc. ................     383,200        --           --      383,200 $ 29,429,760               --         --
City Investing Company
 Liquidating Trust ..............   4,373,476        --           --    4,373,476    8,397,074               --         --
DecisionOne Corp. ...............     457,492        --           --      457,492      914,984               --         --
DecisionOne Corp., Term Loan ....  17,284,660        --     (518,539)  16,766,121   14,251,202               --    $22,488
Fine Host Corp. .................     784,457        --           --      784,457    7,766,124               --         --
Franklin Institutional Fiduciary
 Trust Money Market Portfolio ... 356,099,507 2,857,251 (191,300,000) 167,656,758  167,656,758       $2,857,251         --
International Steel Group .......          --     1,446           --        1,446   14,460,000               --         --
Kindred Healthcare Inc. .........   1,181,590     8,893           --    1,190,483   50,474,693               --         --
Kindred Healthcare Inc., wts.,
 Series A, 4/20/06 ..............     211,977        --           --      211,977    3,785,909               --         --
Kindred Healthcare Inc., wts.,
 Series B, 4/20/06 ..............     529,943        --           --      529,943    7,780,756               --         --
Lancer Industries Inc., B .......           3        --           --            3    4,357,549               --         --
MBOP Liquidating Trust ..........     574,712        --           --      574,712      287,356               --         --
MFN Financial Corp. .............     573,852        --     (573,852)          --            *               --  1,148,072
Nippon Investment, LLC ** .......  18,938,000        --           --   18,938,000   20,360,244               --         --
White Mountain Insurance
 Group Inc. .....................     387,190        --           --      387,190  122,545,635          387,190         --
White Mountain Insurance
 Group Inc. (Restricted) ........      85,000        --           --       85,000   25,557,375           85,000         --
                                                                                  -----------------------------------------
TOTAL NON CONTROLLED AFFILIATES                                                   $478,025,419       $3,329,441 $1,170,560
                                                                                  =========================================

*As of June 30, 2002, no longer an affiliate.
**Indirectly owns 8.55% outstanding voting shares of Nippon Investment Partners LP.

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